UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

 The Hershey Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on May 21, 2019.
Meeting Information
THE HERSHEY COMPANY
Meeting Type: Annual Meeting
For holders as of: March 22, 2019
Date: May 21, 2019 Time: 10:00 a.m. EDT
Location:
GIANT Center
550 West Hersheypark Drive
Hershey, PA 17033
You are receiving this communication because you hold
shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to
you on the Internet. You may view the proxy materials
online at www.proxyvote.com or easily request a paper copy
(see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
THE HERSHEY COMPANY
P.O. BOX 819
HERSHEY, PA 17033-0819
E70552-P16939-Z73811
See the reverse side of this notice to obtain
proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF 2019 ANNUAL MEETING AND PROXY STATEMENT 2018 ANNUAL REPORT TO STOCKHOLDERS
How to View Online:
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Please make the request as instructed above on or before May 7, 2019 to facilitate timely delivery.
How To Vote
E70553-P16939-Z73811
Please Choose One of the Following Voting Methods
Vote In Person: Please review the proxy materials for directions to the annual meeting and information on what you will need to bring with you to gain access to the meeting. You must have a government-issued photo identification and an admission ticket to be admitted. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the
meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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The Proposals to be voted on at our
Annual Meeting are listed below along with
the Board of Directors' recommendations.
The Board of Directors recommends you
vote FOR each of the following nominees:
1. Election of Directors
 Nominees:
 01) P. M. Arway
 02) J. W. Brown
 03) M. G. Buck
 04) C. A. Davis
 05) M. K. Haben
 06) J. C. Katzman
07) M. D. Koken
08) R. M. Malcolm
09) A. J. Palmer
10) J. R. Perez
11) W. L. Schoppert
12) D. L. Shedlarz
The Board of Directors recommends you vote FOR Proposals 2 and 3:
2. Ratify the appointment of Ernst & Young LLP as independent auditors for 2019.
3. Approve named executive officer compensation on a non-binding advisory basis.
E70554-P16939-Z73811

The Proposals to be voted on at our
Annual Meeting are listed below along with
the Board of Directors' recommendations.
The Board of Directors recommends you
vote FOR each of the following nominees:
1. Election of Directors
 Nominees:
 01) P. M. Arway
 02) J. W. Brown
 03) M. G. Buck
 04) C. A. Davis
 05) M. K. Haben
06) J. C. Katzman
07) M. D. Koken
08) R. M. Malcolm
09) A. J. Palmer
10) D. L. Shedlarz
The Board of Directors recommends you vote FOR Proposals 2 and 3:
2. Ratify the appointment of Ernst & Young LLP as independent auditors for 2019.
3. Approve named executive officer compensation on a non-binding advisory basis.
E70555-P16939-Z73811
E70556-P16939-Z73811